                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date Of Report (Date Of Earliest Event Reported): February 9, 2004.

                         ONE PRICE CLOTHING STORES, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

                Delaware                              0-15385                         57-0779028
                --------                              -------                         ----------
     (State or other jurisdiction of           (Commission File No.)      (IRS Employer Identification No.)
      incorporation or organization)

                             Hwy. 290 Commerce Park
                              1875 East Main Street
                          Duncan, South Carolina 29334
                          ----------------------------
          (Address of principal executive offices, including zip code)

                                 (864) 433-8888
                                 ---------------
              (Registrant's telephone number, including area code)


                                      None.
                                     ------
                        (Former name or Former Address if
                           Changed Since Last Report)


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ITEM 3. BANKRUPTCY OR RECEIVERSHIP

         On February 9, 2004, One Price Clothing Stores, Inc., a Delaware corporation (the "Company"), and two of its subsidiaries, One Price Clothing of Puerto Rico, Inc., a Puerto Rico corporation, and One Price Clothing- U.S. Virgin Islands, Inc., a U.S. Virgin Islands corporation, filed voluntary petitions for relief under Chapter 11 of the U.S. Bankruptcy Code (the "Bankruptcy Code") with the U.S. Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court").

         The Bankruptcy Court has agreed to provide for the joint administration of the cases under case number 04-40329(CB). The debtors will continue to manage their properties and operate their businesses as "debtors-in-possession" under the Bankruptcy Code.

         On February 9, 2004, the Company issued a press release relating to the foregoing, a copy of which is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         99.1     Press Release issued by the Company on February 9, 2004.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ONE PRICE CLOTHING STORES, INC.



Date:  February 12, 2004               /s/ John J. Disa
                                       ------------------------------------
                                       John J. Disa, Chief Executive Officer